                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                   PROSPECTUS SUPPLEMENT DATED MARCH 26, 2008

--------------------------------------------------------------------------------

This information supplements the Stock Funds Prospectus of First American Investment Funds, Inc., dated February 29, 2008. This supplement and the Prospectus constitute a current Prospectus. To request a copy of a Prospectus, please call 800 677-FUND.

--------------------------------------------------------------------------------

Effective March 28, 2008, information regarding the portfolio managers primarily responsible for the management of Large Cap Growth Opportunities Fund and Mid Cap Growth Opportunities Fund, as set forth in the Prospectus under the heading "Additional Information--Management--Portfolio Management," is replaced by the following:

Large Cap Growth Opportunities Fund. Harold R. Goldstein, Senior Equity Portfolio Manager. Mr. Goldstein has served as the co-lead portfolio manager for the fund since March 2008 and previously co-managed the fund since July 2002. Mr. Goldstein entered the financial services industry in 1981 and joined FAF Advisors in 2002.

Scott Mullinix, CFA, Senior Equity Portfolio Manager. Mr. Mullinix has served as the co-lead portfolio manager for the fund since March 2008 and previously co-managed the fund since April 2006. Prior to joining FAF Advisors in 2006, Mr. Mullinix co-managed the Mid Cap Growth product and managed the Premier Portfolio growth and core equity products at RiverSource Investments. Prior to that, he was a senior research analyst for the retail/consumer products industry at RiverSource. He has also co-managed a hedge fund for Deephaven LLC in Minneapolis. Mr. Mullinix entered the financial services industry in 1989.

James A. Diedrich, CFA, Senior Equity Portfolio Manager. Mr. Diedrich has co-managed the fund since February 2006. Prior to joining FAF Advisors in 2006, Mr. Diedrich was the head of global equity and managed all U.S. and international equity portfolios at St. Paul Companies. Before his tenure with the St. Paul Companies, Mr. Diedrich was a portfolio manager of a U.S. large-cap product at Investment Advisors, Inc. Prior to that, he was an assistant portfolio manager of a corporate equity portfolio at Advantus Capital Management. Mr. Diedrich entered the financial services industry in 1984.

Mid Cap Growth Opportunities Fund. James A. Diedrich, CFA, Senior Equity Portfolio Manager. Mr. Diedrich has served as the lead portfolio manager for the fund since February 2006. Information on Mr. Diedrich appears above under "Large Cap Growth Opportunities Fund."

Harold R. Goldstein, Senior Equity Portfolio Manager. Mr. Goldstein has co-managed the fund since September 2005. Information on Mr. Goldstein appears above under "Large Cap Growth Opportunities Fund."

Scott Mullinix, CFA, Senior Equity Portfolio Manager. Mr. Mullinix has co-managed the fund since April 2006. Information on Mr. Mullinix appears above under "Large Cap Growth Opportunities Fund."








                                                                      FAIF-STOCK